UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2026

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ASPEN AEROGELS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-36481	04-3559972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Forbes Road, Building B Northborough, Massachusetts	01532
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (508) 691-1111

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASPN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2026, Aspen Aerogels, Inc. (the “Company”) announced its financial results for the third quarter of 2026, which ended September 30, 2026, and also discussed business developments. A copy of the press release containing such announcement is attached hereto as Exhibit 99.1.

The information set forth in the press release, except for the information set forth under the headings “Financial Outlook” and “About Aspen Aerogels, Inc.,” together with the forward-looking statement disclaimer at the end of the press release, is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2026, the Board of Directors (the “Board”) of the Company appointed Stacy D. Nieuwoudt to join the Board as a Class III director, effective November 4, 2026, to serve until the Company’s 2029 Annual Meeting of Stockholders. The Board also appointed Ms. Nieuwoudt to the Audit Committee and the Compensation & Leadership Development Committee of the Board. In connection with Ms. Nieuwoudt’s appointment to the Board, the Board also increased the size of the Board from six to seven members.

Ms. Nieuwoudt, age 46, has been a private investor since 2019. Previously, she served as a Senior Energy and Industrials Analyst at Aptigon Capital, a Citadel Company, from 2017 to 2019, and as an Energy Equities Analyst at Surveyor Capital, also a Citadel Company, from September 2010 to November 2017. Ms. Nieuwoudt currently serves on the board of directors of ProFrac Holding Corp. (Nasdaq: ACDC), a vertically integrated energy services and manufacturing company. At ProFrac Holding Corp., Ms. Nieuwoudt also Chairs the Compensation Committee and serves on the Audit Committee. Her previous board experience includes serving as a director of enCore Energy Corp. (Nasdaq: EU) from October 2024 to September 2025, where she served on the Audit and Compensation Committees, and as a director of Independence Contract Drilling, Inc. from January 2021 to August 2024, where she chaired both the Audit and Nominating & Governance Committees and served on the Compensation Committee. Ms. Nieuwoudt holds a B.A. from Rice University. The Company believes Ms. Nieuwoudt is qualified to serve on the Board due to her extensive energy industry expertise, deep knowledge of capital markets, and decades of experience analyzing energy and industrial sectors.

The Board has determined that Ms. Nieuwoudt is an independent director for purposes of serving on the Board and its committees. There are no arrangements or understandings between Ms. Nieuwoudt and any other person pursuant to which Ms. Nieuwoudt was appointed as a director. There are no transactions in which the Company is a participant and in which Ms. Nieuwoudt has a material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Ms. Nieuwoudt will be entitled to the compensation paid by the Company to its non-employee directors under the Company’s Non-Employee Director Compensation Policy (the “Policy”), including an annual cash retainer of $45,000 for service on the Board, an annual cash retainer of $7,500 for service on the Audit Committee and an annual cash retainer of $5,000 for service on the Compensation & Leadership Development Committee (pro-rated for the portion of the year in which she serves as a member of the Board, Audit Committee and Compensation & Leadership Development Committee). In accordance with the Policy and pursuant to the Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan (the “Plan”), Ms. Nieuwoudt was also awarded a pro-rated equity grant of restricted stock and stock options on the date of her appointment to the Board, vesting on the earlier of the day prior to the Company’s 2027 annual meeting of stockholders, or the occurrence of a Change in Control (as defined in the Plan). The Policy is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed by the Company on October 8, 2024, and is incorporated herein by reference.

Ms. Nieuwoudt has also entered into an indemnification agreement in the form the Company has entered into with its other non-employee directors, which form is filed as Exhibit 10.18 to the Company’s Amendment No. 1 to its Registration Statement on Form S-1, filed by the Company on May 14, 2014, and is incorporated herein by reference.

On November 5, 2026, the Company issued a press release announcing the appointment of Ms. Nieuwoudt to the Board, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The information set forth under the headings “Financial Outlook” and “About Aspen Aerogels, Inc.,” together with the forward-looking statement disclaimer at the end of the press release, is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Aspen Aerogels, Inc. on November 5, 2026
99.2	Press Release issued by Aspen Aerogels, Inc. on November 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The press release may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

The information contained in Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN AEROGELS, INC.

Date: November 5, 2026	By:	/s/ Grant Thoele
	Name:	Grant Thoele
	Title:	Chief Financial Officer and Treasurer